UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)     March 3, 2009
                                           -------------------------------------

                            American River Bankshares
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             (Exact name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


          0-31525                                         68-0352144
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 (Commission File Number)                     (IRS Employer Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA                 95670
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      (Address of Principal Executive Offices)                    (Zip Code)


                                 (916) 851-0123
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3
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Item 7.01.  Regulation FD Disclosure

On Tuesday, March 3, 2009, beginning at approximately 9:25 a.m. Pacific Time, American River Bankshares President and Chief Executive Officer David Taber will give a presentation of the Company's business strategies and financial performance at the Central Valley (Northern California) Banks Panel at the Sandler O'Neill & Partners, L.P. West Coast Financial Services Conference in San Francisco.

Presentations will be webcast live at http://www.sandleroneill.com and will be available for 60 days following the event, beginning March 4, 2009. The conference will also be available via audio conference by dialing (800) 638-5495 and entering the Passcode `Session 1'.


Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  (99.1)   Press Release dated March 3, 2009



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
March 3, 2009                       Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

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

INDEX TO EXHIBITS

Exhibit No.        Description                                         Page
-----------        ---------------------------------------             ----
99.1               Investor Presentation of American River             4
                   Bankshares dated March 3, 2009




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